SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 5, 2007

Date of Report (date of earliest event reported)
PCTEL, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-27115	77-0364943

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
8725 W. Higgins Road, Suite 400
Chicago, IL 60631

(Address of principal executive offices)
(773) 243-3000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
1998 Employee Stock Purchase Plan
Executive Compensation Plan

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the company’s annual meeting of stockholders held June 5, 2007, the stockholders approved the amendment and restatement of the company’s 1998 Employee Stock Purchase Plan and the adoption of the company’s Executive Compensation Plan.
The 1998 Employee Stock Purchase Plan allows employees of the company to purchase shares of common stock, through individual payroll deductions, at prices discounted from the trading price of the common stock. All company employees, including officers, are eligible to participate in the plan. At the 2007 annual meeting of stockholders, the plan was amended and restated to: (i) extend the term of the plan by 10 years; (ii) reduce the reserve of shares for issuance under the plan from 850,000 to 750,000 shares, and to eliminate the “evergreen” provision of the plan that provided for an automatic annual renewal of the reserve of shares; (iii) expand the discretion of the plan administrator to make pro rata stock allocations under the plan where the reserve of shares is inadequate; and (iv) expand the discretion of the plan administrator to amend or modify the plan, without stockholder approval or the consent of plan participants, as necessary to avoid unfavorable financial accounting consequences to the company.
The Executive Compensation Plan covers the company’s chief executive officer and other named executive officers and is designed to govern the company’s annual Short Term Incentive Plan. The Executive Compensation Plan is intended to permit the payment of annual bonuses to these officers under a structure that complies with the corporate tax deductibility limits under Section 162(m) of the Internal Revenue Code. At the 2007 annual meeting of stockholders, the plan was approved, thus permitting the payment of bonus awards that qualify as “performance-based” compensation under Section 162(m).
The principal features of the amended and restated 1998 Employee Stock Purchase Plan and the Executive Compensation Plan are summarized in the company’s definitive proxy statement for the 2007 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 27, 2007. The foregoing summaries of the amended and restated 1998 Employee Stock Purchase Plan and the Executive Compensation Plan are qualified in their entirety by reference to the plans themselves, copies of which are attached as exhibits to this report and incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     The following exhibits are furnished herewith:
     Exhibit 10.59 1998 Employee Stock Purchase Plan (and related standard form of agreement)
     Exhibit 10.60 Executive Compensation Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 20, 2007

PCTEL, INC.
By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

10.59	1998 Employee Stock Purchase Plan (and related standard form of agreement)

10.60	Executive Compensation Plan